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                                                                   EXHIBIT 10.91

                                                                       EXHIBIT D


                         RELEASE AND COVENANT NOT TO SUE

         Each of National Auto Finance Company L.P., a Delaware limited partnership, National Auto Finance Corporation, a Delaware corporation, Nova Financial Corporation, a Delaware corporation, Nova Corporation, a Delaware corporation, Gary L. Shapiro, Edgar A. Otto and Stephen L. Gurba, for itself or himself and on behalf of its or his current and former directors, officers, employees, partners, subsidiaries, divisions, affiliates, predecessors, successors and assigns (collectively, the "RELEASORS"), in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, releases and discharges each of National Auto Finance Company, Inc., a Delaware corporation (the "COMPANY"), The 1818 Mezzanine Fund, L.P., a Delaware limited partnership, PC Investment Company, a Delaware corporation, Progressive Investment Company, Inc., a Delaware corporation, Manufacturers Life Insurance Company (U.S.A.), a Michigan corporation, and The Structured Finance High Yield Fund, LLC, a Delaware limited liability company, and each of their respective subsidiaries, divisions, parent organizations, and current and former directors, officers, partners, owners, members, managing directors, agents, associates, employees, affiliates, executors, administrators, predecessors (which, for purposes of this Release and Covenant Not to Sue, shall not include National Auto Finance Company, L.P.), successors, personal representatives and assigns (collectively, the "RELEASEES") from all known and unknown actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law or equity (collectively, "CAUSES OF ACTION"), which against the Releasees the Releasors ever had, now have, or hereafter can, shall or may have, by reason of any matter, cause or thing whatsoever from the beginning of this world to the day of this Release and Covenant Not to Sue, except such as may arise from a breach of (i) any of the terms of the Restructuring Documents (as such term is defined in that certain Restructuring Agreement, dated as of even date herewith, by and among the Releasors and the Releasees (the "RESTRUCTURING AGREEMENT")), (ii) any indemnification obligation, whether contained in the Company's organizational documents or arising out of any written contractual arrangement, which the Company may have to any of the Releasors, including in connection with those certain actions pending on the date hereof against the Company and certain of the Releasors, captioned Peckerman v. National Auto Finance Company, Inc., et al. and Rooks, et al. v. National Auto Finance Company, Inc. (an "INDEMNIFICATION OBLIGATION"), and (iii) the terms of the Company's Series A Preferred Stock held by the Releasors.

         The foregoing release notwithstanding, each of the Releasors, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agrees not to bring any Causes of Action, at law or in equity, in any court, administrative proceeding or other tribunal in the United States or any foreign country, which any Releasor may have had, now has, or hereafter can, shall or may have, against any Releasee by reason of any actions or omissions on the part of any Releasee with respect to or relating to the Company, including, without limitation, any actions or omissions relating to or arising out of the Restructuring Documents and the voting of the Proxy (as such terms are defined in the Restructuring Agreement), except such as may arise from (i) the breach by any of the Releasees of any term of (a) the Restructuring Agreement, (b) the Junior Restructuring Documents (as such term is defined in the Restructuring Agreement), (c) the shares of the Company's Series A Preferred Stock held by any of the Releasors, and (d) any other written contractual obligation in





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full force and effect on the date hereof owing from the Releasees to the
Releasors, (ii) the failure on the part of the Company to observe or fulfill an Indemnification Obligation, and (iii) any action or omission on the part of the Releasees that is directed solely at, and is specifically discriminatory against, any of the Releasors. The foregoing covenant not to sue shall not operate as a bar or limitation on the right of the Releasors to assert any Cause of Action with respect to or relating to the Company in defense or counterclaim to any Cause of Action asserted by the Releasors against the Releasees.

         This Release and Covenant Not to Sue is the release contemplated by, and attached as Exhibit D to, the Restructuring Agreement.

         IN WITNESS WHEREOF, each of the Releasors has duly executed this Release and Covenant Not to Sue this 7th day of April, 1999.

                                   NATIONAL AUTO FINANCE COMPANY, L.P.
                                   By:  National Auto Finance Corporation,
                                        its general partner


                                   By:    /s/ GARY L. SHAPIRO
                                       -----------------------------------------
                                       Name:  Gary L. Shapiro
                                       Title: President

                                          /s/ EDGAR A. OTTO
                                       -----------------------------------------
                                              Edgar A. Otto
                                              Vice President

                                   NATIONAL AUTO FINANCE CORPORATION

                                   By:    /s/ GARY L. SHAPIRO
                                       -----------------------------------------
                                       Name:  Gary L. Shapiro
                                       Title: President

                                          /s/ EDGAR A. OTTO
                                       -----------------------------------------
                                              Edgar A. Otto
                                              Vice President


                                   NOVA FINANCIAL CORPORATION

                                   By:    /s/ GARY L. SHAPIRO
                                       -----------------------------------------
                                       Name:  Gary L. Shapiro
                                       Title: President

                                          /s/ EDGAR A. OTTO
                                       -----------------------------------------
                                              Edgar A. Otto
                                              Vice President

                                   NOVA CORPORATION


                                   By:    /s/ GARY L. SHAPIRO
                                       -----------------------------------------
                                       Name:  Gary L. Shapiro
                                       Title: President

                                          /s/ EDGAR A. OTTO
                                       -----------------------------------------
                                              Edgar A. Otto
                                              Vice President



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                                       /s/ GARY L. SHAPIRO
                                       -----------------------------------------
                                           GARY L. SHAPIRO

                                       /s/ EDGAR A. OTTO
                                       -----------------------------------------
                                           EDGAR A. OTTO

                                       /s/ STEPHEN L. GURBA
                                       -----------------------------------------
                                           STEPHEN L. GURBA




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